Exhibit 99.3

Gresham Worldwide Investor Presentation December 2019 SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of Gresham Worldwide, Inc. and DPW Holdings, Inc. (sometimes referred to as “DPW”) contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of1933, as amended, and Section 21E of the Securities Exchange Act of 1934.Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov).Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2018 Annual Report. Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products. • Provides high quality, ultra-reliable bespoke technology solutions for mission critical applications • Value-added services and “designed in” custom components/systems to deliver competitive advantage for providers of turnkey platforms and solutions • Narrows field of competition with elegant designs and high-quality products that limit exposure to commodity markets and support enhanced operating margins • Strong, long term relationships with “blue chip” customers in defense, aerospace and commercial sectors across the globe • Customers include Governments and top military contractors • Servicing global customers with global presence: Arizona, Washington D.C. , Connecticut, U.K. and Israel Overview of our products and customers “Blue-Chip” Customers Mission Critical Applications High-quality Solutions COMPANY OVERVIEW Products and Solutions Customers and Relationships 3 DPW Holdings, Inc. (NYSE American: DPW) Gresham Worldwide (CEO Jonathan Read) Microphase Corporation Gresham Power Electronics Ltd. Enertec Systems 2001 Ltd. New brand and organizational structure COMPANY OVERVIEW 4 “Gresham Worldwide” new brand for consolidated companies : • Strong name – solid “feel” • Different – no other U.S. Company • Available – have acquired 50 URLs • Distinctive logo – 3-legged lion Retain individual sub-brands as appropriate: • Customer relationships • Safety certifications • Security clearances • Market recognition Global launch: • Update websites, social media, collateral and earned media • Transition over time, as appropriate 5 Scope of Influence Headquartered in Phoenix, Arizona Global Footprint European defense, naval and power solutions through Digital Power Ltd. (aka Gresham Power Electronics), located in Salisbury, UK 1 2 3 5 4 Israel defense & aerospace combat solutions and medical technology through Enertec Systems 2001 Ltd., located in Karmiel, Israel North America defense & aerospace and telecommunication solutions through Microphase Corp., located in Shelton, Connecticut North America strategic development office in Washington D.C. Phoenix, AZ Washington D.C. Shelton, CT Karmiel, Israel Salisbury, UK An overview of our global presence COMPANY OVERVIEW Notable Customers COMPANY OVERVIEW 6 Navy Hellenic Daewoo Shipyard Current opportunity stream as of November 30, 2019 BUSINESS AND OPPORTUNITIES 7 Enertec: Expansion *1 represents imminent order that will nearly double 2020 backlog with existing customers. Microphase: Expansion *2 of a current air program nearly doubles unit backlog with orders for existing products –Q1 2020 for $11 million over three years. Backlog and imminent orders spread over many customers and extends to 2020 and beyond Company/OpportunityAmountEnertec13.50 MM$ Expansion *110.00 MM$ Microphase6.75 MM$ Expansion *211.00 MM$ Gresham (U.K.)0.55 MM$ Total41.80 MM$ Revenue projections BUSINESS AND OPPORTUNITIES 8 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 $40,000,000 $45,000,000 $50,000,000 2017 2018 2019E 2020E 2021E 2022E Gresham Worldwide Revenue Projections Enertec Microphase Gresham Summary BUSINESS AND OPPORTUNITIES 9 • Gresham Worldwide consolidates established firms with solid track record on innovation, elegant design and responsiveness to deliver bespoke technology solutions that meet mission critical needs of defense, medical and industrial markets xStrong, enduring customer relationships and substantial backlog on which to build xGlobal footprint and enduring brands xSignificant strategic opportunities for rapid growth Jonathan Read, Chief Executive Officer Seasoned CEO with experience running Global Business Operations with specific expertise in raising capital, strengthening brands and building businesses. Timothy Long, Chief Operating Officer Versatile Executive with 40 years experience building businesses large and small with specific expertise in defense and aerospace sectors, operations management, corporate development, strategic communications, business planning, marketing and law. David Katzoff, SVP Finance Savvy financial engineer with meticulous attention to detail with specific expertise in sound fiscal management, risk mitigation, financial reporting and resource development. Summary Executive Team Thank you! Comments/Questions? December 2019